UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 6, 2015

Amarin Corporation plc

(Exact name of registrant as specified in its charter)

England and Wales	0-21392	Not applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2 Pembroke House, Upper Pembroke Street 28-32, Dublin 2, Ireland	Not applicable
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +353 1 6699 020

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

As previously disclosed in its Current Report on Form 8-K filed on March 30, 2015, on March 30, 2015 Amarin Corporation plc (the “Company”) entered into a Securities Subscription Agreement with Sofinnova Venture Partners VII, L.P. (“Sofinnova”) for the private placement of $5,830,077.00 of restricted American Depositary Shares (the “Restricted ADSs”), each representing one of the Company’s Series A Convertible Preference Shares, par value £0.05 per share (“Series A Preference Shares”, and such private placement the “Private Placement”). Each ten (10) Series A Preference Shares may be consolidated and redesignated as one ordinary share, par value £0.50 per share, with each ordinary share to be represented by one American Depositary Share (each, an “ADS”). The rights, preferences, privileges and restrictions of the Series A Preference Shares are described in the Company’s Current Report on Form 8-K filed on March 11, 2015 and set forth in Exhibit 4.1 attached thereto.

On July 10, 2015, the Company closed the Private Placement and issued 38,867,180 Restricted ADSs, each representing one Series A Preference Share, which may be consolidated and redesignated from time to time as up to a maximum of 3,886,718 ordinary shares, each ordinary share to be represented by one ADS. For each Restricted ADS, Sofinnova paid a negotiated price of $0.15 (equating to $1.50 on an as converted to ordinary share basis). In accordance with applicable marketplace rules of the Nasdaq Stock Market, the consummation of the Private Placement was conditioned upon approval by the Company’s shareholders. The Company’s shareholders approved the Private Placement at the Company’s 2015 Annual General Meeting of Shareholders (the “Annual Meeting”) on July 6, 2015.

Item 3.02 Unregistered Sales of Equity Securities.

As described above under Item 1.01 of this Current Report on Form 8-K, on July 10, 2015, the Company closed the Private Placement and issued 38,867,180 Restricted ADSs, each representing one Series A Preference Share, which may be consolidated and redesignated from time to time as up to a maximum of 3,886,718 ordinary shares, each ordinary share to be represented by one ADS, in consideration of aggregate gross proceeds to the Company of $5,830,077.00. For each Restricted ADS, Sofinnova paid a negotiated price of $0.15 (equating to $1.50 on an as converted to ordinary share basis). The Restricted ADSs were offered and sold without registration under the Securities Act or state securities laws, in reliance on the exemptions provided by Section 4(a)(2) of the Securities Act promulgated thereunder and in reliance on similar exemptions under applicable state laws. In accordance with applicable marketplace rules of the Nasdaq Stock Market, the consummation of the Private Placement was conditioned upon approval by the Company’s shareholders. The Company’s shareholders approved the Private Placement at the Annual Meeting on July 6, 2015.

The Company did not engage an underwriter or placement in connection with the Private Placement. Additional information regarding the Private Placement is included under Item 1.01 of this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the Annual Meeting, the Company’s shareholders approved an amendment (the “Plan Amendment”) to the Company’s 2011 Stock Incentive Plan (the “Plan”) to increase the aggregate number of shares authorized for issuance thereunder by 20,000,000 shares of the Company’s ordinary shares, ADSs or equivalent security, as the case may be. The Plan Amendment previously had been approved, subject to shareholder approval, by the Company’s Board of Directors.

The Company’s officers and directors are among the persons eligible to receive awards under the Plan, as amended, in accordance with the terms and conditions thereunder. A detailed summary of the Plan and the Plan Amendment is set forth in the Company’s proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on April 24, 2015 (the “Proxy Statement”) under the caption “Proposal No. 5: Adoption of Amendment to the Company’s 2011 Stock Incentive Plan”, which summary is incorporated herein by reference. That detailed summary of the Plan and

Plan Amendment, and the foregoing description of the Plan Amendment, are qualified in their entirety by reference to (i) the full text of the Plan, which is filed as Exhibit 10.4 to the Company’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2011, (ii) the full text of Amendment No. 1 to the Plan, which is filed as Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2012, (iii) the full text of Amendment No. 2 to the Plan, which is filed as Exhibit 10.2 to the Company’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2012, (iv) the full text of Amendment No. 3 to the Plan, which is filed as Exhibit 10.5 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2012, and (v) the full text of the Plan Amendment, a copy of which is attached as Annex A to the Proxy Statement, and in each case, incorporated herein by reference.

In addition, on July 6, 2015, the Company’s Board of Directors approved an amendment to the Plan in order to clarify that the definition of a “Change of Control” as defined under the Plan includes transactions structured as what is sometimes referred to as “reverse mergers.”

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting on July 6, 2015. There were approximately 177,116,729 ordinary shares entitled to vote at the Annual Meeting based on the April 22, 2015 record date, of which approximately 176,230,746 were held in the name of Citibank, N.A., which issues Company-sponsored American Depositary Receipts (“ADRs”) evidencing American Depositary Shares (“ADSs”) which, in turn, each represent one ordinary share. Of the ordinary shares entitled to vote, 46,782,972 shares, or approximately 26.4%, were present and voting in person or by proxy at the Annual Meeting. In accordance with the Company’s Articles of Association, the presence, in person or by proxy, of at least two shareholders who held shares as of April 22, 2015 constituted a quorum for the transaction of business at the Annual Meeting.

The following matters, detailed descriptions of which are contained in the Proxy Statement, were voted on at the Annual Meeting. All matters were approved by a show of hands in accordance with the Company’s Articles of Association. Set forth below are the total number of shares voted for and against each matter, as well as the total number of abstentions, discretionary votes and broker non-votes with respect to each matter. Abstentions and broker non-votes had no effect on the vote outcome.

(1)	Ordinary resolutions to re-elect Mr. Jan van Heek as director:

Votes For	Votes Against	Discretionary	Abstentions	Broker Non-Votes
44,345,179	1,988,907	2,000	450,886	0

(2)	Ordinary resolutions to re-elect Mr. Patrick J. O’Sullivan as director:

Votes For	Votes Against	Discretionary	Abstentions	Broker Non-Votes
44,314,186	1,736,674	2,000	734,112	0

The terms of the following directors continued after the meeting: Mr. John F. Thero, Dr. Lars G. Ekman, Dr. James I. Healy, Ms. Kristine Peterson, Mr. Joseph S. Zakrzewski and Mr. David Stack.

(3)	A non-binding advisory vote to approve the compensation of the Company’s named executive officers:

Votes For	Votes Against	Discretionary	Abstentions	Broker Non-Votes
39,420,687	6,169,449	2,000	1,167,836	0

(4)	An ordinary resolution to ratify the Audit Committee’s appointment of Ernst & Young LLP as the Company’s U.S. independent registered public accounting firm for 2015 and U.K. statutory auditors under Companies Act 2006 (to hold office until the conclusion of the next annual general meeting at which accounts are laid before the Company), and to authorize the Audit Committee to fix and determine the auditors’ remuneration:

Votes For	Votes Against	Discretionary	Abstentions	Broker Non-Votes
45,233,900	1,135,435	2,000	415,637	0

(5)	An ordinary resolution adopting and approving the proposed Plan Amendment:

Votes For	Votes Against	Discretionary	Abstentions	Broker Non-Votes
39,480,998	6,107,560	2,000	1,196,414	0

(6)	An ordinary resolution approving the Private Placement in accordance with NASDAQ Listing Rule 5635(d):

Votes For	Votes Against	Discretionary	Abstentions	Broker Non-Votes
41,255,025	4,926,334	0	605,613	0

(7)	An ordinary resolution approving the renewal of the power of the directors to allot shares:

Votes For	Votes Against	Discretionary	Abstentions	Broker Non-Votes
39,015,783	7,077,207	2,000	691,982	0

(8)	An special resolution approving of the renewed disapplication of pre-emptive rights to holders of ordinary shares:

Votes For	Votes Against	Discretionary	Abstentions	Broker Non-Votes
38,902,235	7,124,795	2,100	757,842	0

*  *  *

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 10, 2015	Amarin Corporation plc

	By:	/s/ John Thero
John Thero
President and Chief Executive Officer